Exhibit 32.1

PET AIRWAYS, INC
CERTIFICATION PURSUANT TO SECTION 906
OF
THE SARBANES-OXLEY ACT OF 2002

In connection with the Form 10-K/A Amendment No. 1 to Form 10-K of Pet Airways, Inc. (the “Company”) for the period ended December 31, 2010, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Dan Wiesel, the Chief Executive Officer of the Company, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, hereby certify that, to my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in this report fairly presents, in all material respects, the financial condition and results of operations of the Company.

IN WITNESS WHEREOF, I have executed this certificate as of this 8th day of April 2011.

/s/ Dan Wiesel
Dan Wiesel
Chief Executive Officer